EXHIBIT 10.3

maniaTV

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

m inc., dba maniaTV

CONVERTIBLE PROMISSORY NOTE

February 3, 2011

m inc., dba maniaTV, a Colorado corporation, for value received hereby promises to pay to Julie Howell or his registered assigns (the "Holder"), the sum of one hundred thousand dollars ($100,000), equaling the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below, in the form of capital stock of the Company on the earlier to occur of (i) December 31, 2013 (the "Maturity Date"), or (ii) upon the closing of a Qualified Offering (as defined herein).

The following is a statement of the rights of the Holder of this note (the "Note") and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1.

Definitions.  As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

(i)

"Common Stock" shall mean the common stock of the Company (as defined herein), $0.0001 par value per share.

(ii)

"Company" includes m inc., dba maniaTV, a Colorado corporation, and any corporation which shall succeed to or assume the obligations of the Company under this Note.

(iii)

"Holder," when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note.

(iv)

"Qualified Offering" shall mean the any sale of shares of stock of the Company with aggregate gross proceeds (including conveFsion of •any outstanding Notes) in an amount not less than one million dollars ($1,000,000).

2.

Interest.  Interest shall accrue at the rate of six percent (6%) per annum (the "Interest Rate") on the principal of this Note outstanding during the period beginning on the date of issuance of this Note and ending on the Maturity Date.• Notwithstanding the foregoing, if this Note is automatically converted pursuant to a Qualified Offering, then upon such conversion the Company shall instead pay interest in an amount equal to the greater of (i) the amount of interest accrued through the date of such conversion, or (ii) an amount equal to twenty percent (20%) of the principal amount of this Note (the "Converted Interest Amount").

m inc., maniaTV

www.man1aTV.com

3.

Conversion.

(i) Automatic Conversion. This Note shall be automatically converted into shares of the Company's capital stock upon the earlier of (a) a Qualified Offering or (b) the Maturity Date.  If automatically converted pursuant to a Qualified Offering, then the number of shares of stock into which this Note will be converted shall be determined by dividing the aggregate principal amount, together with the Converted Interest Amount, by the price per share paid by the investors in such Qualified Offering. No fractional shares shall be issued and all fractional shares shall be rounded up to the next whole share.  If no Qualified Offering has transpired as of the Maturity Date, then all principal and accrued but unpaid interest on this Note shall automatically be converted into such number of shares of Common Stock that would be equal to a pre-money valuation of the Company equal to $15,000,000.   No fractional shares shall be issued and all fractional shares shall be rounded up to the next whole share.

(ii) Notice of Automatic Conversion.  Once this Note is automatically converted, written notice shall be delivered to the Holder of this Note at the address last shown on the records of the Company for the Holder specifying the conversion price, the principal amount of the Note to be converted, the amount of accrued interest to be converted, the date on which such conversion will occur and calling upon such Holder to surrender to the Company, in the manner and at the place designated, the Note.

(iii) Delivery of Stock Certificates. As promptly as practicable after the conversion of this Note, the Company, at its sole expense, will issue and deliver to the Holder of this Note a certificate or certificates for the number of full shares of capital stock issuable upon such conversion.

4.

Representations and Warranties of the Holder. Holder hereby represents and warrants to the Company that:

(i) The offer and sale of the Note to the Holder was made only through direct, personal communication between the undersigned and the CEO of the Company and not through public solicitation or advertising or through any broker.

(ii) The Holder has received such documents and information as it has requested, and has had an opportunity to ask questions of and receive satisfactory answers from the Company concerning the terms and conditions of an investment in the Note and all such questions have been answered to the Holder's full satisfaction.

(iii) The Holder represents that the Holder's investment in the Notes and the Company is speculative and involves a high degree of risk of loss by the Holder of the Holder's entire investment in the Notes, and that the Holder is aware that no guarantees have been or can be made respecting the future value, if any, of the Note or the Series A shares or the profitability or success of the business of the Company.

5.

Notices.  Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if telegraphed or mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth herein. Any party hereto may by notice so given change its address for future notice hereunder.

m inc., maniaTV

www.maniaTV.com

6.

No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company; and no dividends or interest shall be payable or accrued in respect of this Note or the interest represented hereby or the capital stock obtainable hereunder until this Note shall have been converted.

7.

Governing Law and Amendment. The terms of this Note shall be construed in accordance with the laws of the State of Colorado as applied to contracts entered into by Colorado residents within the State of Colorado, which contracts are to be performed entirely within the State of Colorado. The terms of this Note may be waived or modified only in writing, signed by the Holder.

IN WITNESS WHEREOF, the Company has caused this Note to be issued this _____ day of February 2011.

m inc., dba maniaTV

By  /s/ Drew Massey

    Drew Massey, Chief Executive Officer

ACCEPTED AND AGREED:

HOLDER:

/s/ Julie Howell

Signature

Julie Howell

Name

722 Evening Star Drive

303-748-4632

Address

Contact Phone

Castle Rock, CO 80108

julie_howell@mac.com

City, State, Zip

Contact Email

m inc., maniaTV

www.maniaTV.com

AMENDMENT NO. 1

TO

CONVERTIBLE PROMISSORY NOTE

THIS AMENDMENT NO. 1 TO CONVERTIBLE PROMISSORY NOTE (this “Amendment”) is effective as of October 12, 2012 (“Effective Date”) and is entered into by and between maniaTV Inc. (formerly “m incorporated” and referred to herein as maniaTV) and Julie Howell (“Howell”) concerning that certain Convertible Promissory Note executed on February 3, 2011 ( hereinafter the “Agreement”).

1.

Definition of “Qualified Offering”.  The definition of “Qualified Offering” in subparagraph 1(iv) shall be changed to read as follows:  “Qualified Offering” shall mean any sale of shares of stock of the Company with aggregate gross proceeds in an amount not less than five hundred thousand dollars ($500,000).

2.

Except as modified by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

AGREED AND ACCEPTED:

AGREED AND ACCEPTED:

maniaTV Inc.

By: /s/ Drew Massey

By:  /s/ Julie Howell

      Drew Massey, President

      Julie Howell